UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 5, 2004


                              110 MEDIA GROUP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                         0-29462                   13-412764
       --------                         -------                   ---------
(State of Incorporation)       (Commission File Number)         (IRS Employer
                                                             Identification No.)


                         95 Broadhollow Road, Suite 101
                            Melville, New York 11747
                    ----------------------------------------
                    (Address of Principal Executive Offices)


                                 (631) 385-0007
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
          -------------------------------------------------------------
          (former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

      On December 5, 2004, the Registrant entered into and closed upon an Asset Purchase Agreement with Global Reach, Inc. (the "Agreement"). Pursuant to the Agreement, the Registrant acquired a website known as Web1000.com along with the operating assets related to that website. The purchase price for the assets was $400,000 payable as follows:

      (a)   $50,000 in cash at closing (paid on December 5, 2004)

      (b)   $50,000 in chase payable 30 days after closing (paid on December 27,
            2004)

      (c) $100,000 in cash payable over 12 months commencing January 1, 2005 (first payment of $8,609.51 made January 5, 2005)

      (d) $200,000 worth of the Company common stock, which equaled 1,030,928 shares of the Registrant's common stock, which was delivered at closing.

Item 2.01  Acquisition of Assets

         The information disclosed in Item 1.01 of this report is incorporated by reference into this Item 2.01.

Item 3.02  Unregistered Sales of Equity Securities

         The information disclosed in Item 1.01 of this report is incorporated by reference into this Item 3.02. The Investor represented that they were accredited and the sales of securities convertible into shares of common stock was made directly by the Company without a broker-dealer or payment of commission in reliance on Section 4(2) of the Act.

Item 9.01  Financial Statements and Exhibits

       (c)  Exhibits.

            10.1  Asset Purchase Agreement dated December 5, 2004;

            10.2  Promissory Note in principal amount of $50,000;

            10.3  Promissory Note in principal amount of $100,000



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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     110 MEDIA GROUP, INC.


                                                     By: /s/ Raymond Barton
                                                         -----------------------
                                                         Raymond Barton, CEO

Date: January 18, 2005


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